EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2024
EARNINGS PER SHARE [Abstract]
EARNINGS PER SHARE
11.	EARNINGS PER SHARE

Basic earnings per share (“EPS”) are computed by dividing net income by the weighted-average number of common shares outstanding for the period. Diluted EPS is computed by dividing net income by the weighted-average number of common shares and dilutive common stock equivalents outstanding during the period.

All figures in USD except number of shares and earnings (loss) per common share	2024	2023	2022
Numerator:
Net Income (Loss)	46,643	98,711	15,101
Denominator:
Basic - Weighted Average Common Shares Outstanding	209,227,286	208,796,444	202,032,942
Dilutive – Weighted Average Common Shares Outstanding	209,898,006	208,811,300	202,032,942
Earnings (Loss) per Common Share:
Basic and dilutive	0.22	0.47	0.07